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                                                                 EXHIBIT 10.2

                                  AMENDMENT 1
                                       to
      OEM Software Licensing and Distribution Agreement No. OES-NOVA95001
                                    between
                 Amdahl Corporation and Novadigm, Incorporated

This Amendment 1 is hereby made a part of and incorporates the terms of the OEM Software Licensing and Distribution Agreement No. OES-NOVA95001 between Amdahl and Novadigm ("Agreement") as of December 20, 1996 ("Effective Date").

1. Unlimited Use Licenses

        (a) Novadigm grants Amdahl the right to sell [*]unlimited use sublicenses (i.e., an unlimited amount of copies of any or all Licensed Programs) to customers to be mutually agreed to in writing by Amdahl and Novadigm and selected primarily from Amdahl's sublicensees of Licensed Program as of the Effective Date of the Amendment.

        (b) Amdahl shall pay to Novadigm as a royalty for each sublicense in 1.
        (a) above [*] of the sublicense fees it charges to each such customer (which royalty shall not be less than [*] or more than [*] and which shall be deducted from the then outstanding balance of Minimum Royalty Commitments unless and until such balance is zero. At the time such balance is zero for more than 90 consecutive days, the right to sell an unlimited use sublicense in 1. (a) above will terminate immediately unless there is an outstanding unlimited use sublicense proposal to such customer. If there is an outstanding unlimited use sublicense proposal to such customer, the right to sell the unlimited use sublicense to such customer order this Paragraph 1 will terminate 90 days from the date the Minimum Royalty Commitment reaches zero.

        (c) In the event that Amdahl has sold a sublicense (which is less than an unlimited use sublicense as described in 1. (a) above) to each such customer after the Effective Date of this Amendment. Amdahl shall be entitled to offer the customer the option to convert such license into an unlimited use sublicense for an additional sublicense fee only so long as 1. (a) is not terminated. With the exception of [*], the total royalty payment to Novadigm for such customer (original sublicense fee plus the sublicense fee due upon execution of the unlimited option) shall not exceed the amounts noted in 1. (b).

2. Targeted Marketing Licenses

        (a) Novadigm grants Amdahl the rights to sell sublicenses of Licensed Programs to customers, the selection of which will be mutually agreed to in writing by Amdahl and Novadigm. However, such customers shall not be the same customers selected under 1. (a) above. Amdahl and Novadigm agree to cooperate with each other in the marketing of these sublicenses in support of Amdahl sales of such sublicenses.

        (b) Amdahl shall pay to Novadigm as a royalty for each sublicense in 2.
        (a) above [*] of the sublicense fee it charges to each such customer (which sublicense fee shall be mutually agreed to by Amdahl and Novadigm), which royalty shall be remitted to Novadigm and not deducted from any outstanding balance of Minimum Royalty Commitments. The provisions of this subparagraph shall continue while any such customer remains a sublicensee of Licensed Programs and during the term of the Agreement.

3. FDM Adapters and Novadigm Distributed Managers

        Novadigm agrees to provide the Adapters and Distributed Manager, if and when available, listed on Exhibit A to Amdahl for sublicensing to Amdahl's sublicensees of Licensed Programs as of December 31, 1996 and to customers under Paragraph 1 and 2 above, at the then current price.

* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
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4.      NT Servers

        (a) Provided that Amdahl pays to Novadigm royalties of $1,000,000 outside the Minimum Royalty Commitment for the sales of sublicenses of any Licensed Programs during the quarter ending December 31, 1996 and that Amdahl makes its EnVista family of NT servers capable of running the Licensed Programs, Amdahl is granted a license for the EDM:Manager for NT and the SMS Adapter to be sublicensed as Licensed Programs on the EnVista family of NT servers by Amdahl, subject to the terms and conditions of the Agreement, except Amdahl shall have no obligation to pay a sublicense fee or any royalty for or with respect to such sublicenses.

        (b) Amdahl and Novadigm shall mutually agree to a press release with respect to the arrangement in 4.(a) above.

5.      Internal Use License

        (a) Novadigm grants to Amdahl a nonexclusive, nontransferable right and license to reproduce and use Licensed Programs, Documentation and Novadigm Derivatives at no charge for internal productive use purposes by its employees and the employees of its subsidiaries.

        (b) Maintenance for such licenses shall be at the previously agreed to price for Licensed Programs under license to Amdahl and its subsidiaries from Novadigm.

6.      Integrated Solutions

        (a) In order to provide Amdahl with an incentive to sell Integrated Solutions, Novadigm agrees that the royalty to be paid by Amdahl to Novadigm for such sublicenses shall be [*] of the Novadigm list price or such mutually agreed to discounted price, provided that Amdahl submits to a quarterly forecasting process, for sales of Integrated Solutions and provided that commissions for such sales are higher than commissions for sales of Stand-alone EDM. Such royalties shall be deducted form the then outstanding balance of Minimum Royalty Commitments unless and until such balance is zero and then such royalty will be remitted to Novadigm.

        (b) Integrated solutions shall include any Licensed Programs which are licensed by Amdahl in conjunction with the appropriate licenses for either A+AccessMaster, A+OpenMaster, A+AssetMaster or A+Qualipac.

        (c) Novadigm agrees to license the Adapters and Distributed Manager, if and when available, listed on Exhibit A to Amdahl for sublicense in the Integrated Solutions so long as all of the conditions in 6.(a) and 6.(b) above have been met and during the term of the Agreement.

        (d) Section 6.(c) and 3 notwithstanding, Amdahl shall not have the right to license EDM Adapters and Distributed Manager to customers listed on Exhibit B except by written approval of Novadigm.

7.      Stand-alone EDM

        (a) Novadigm agrees that the royalty to be paid by Amdahl to Novadigm for Stand-alone EDM shall be [*] of the Novadigm list price or such mutually agreed to discounted price to such customers in the Customer Territory for a 120 day period commencing on the date such customer has been approved in writing by Novadigm. For the purpose of this paragraph, such customer shall be deemed to be approved if the Novadigm business manager fails to provide the

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      Amdahl business manager with written notification within 10 business days from receipt of such written request by the Amdahl business manager. Such royalties shall be deducted from the then outstanding balance of Minimum Royalty Commitments unless and until such balance is zero and then such royalty will be remitted to Novadigm.

  (b) Novadigm agrees to license the Adapters and Distributed Manager, if and when available, listed on Exhibit A to Amdahl for sublicense to such approved customers that sublicense the Licensed Program during the 120 day period referenced in 7.(a) and during the term of the Agreement.

All other terms and conditions of the Agreement remain in effect.

For Amdahl Corporation                          For Novadigm Incorporated

Accepted and agreed to by:                      Accepted and agreed to by:

/s/ MICHAEL CARABETTA                           /s/ ALBION J. FITZGERALD

Name: Michael Carabetta                         Name: Albion J. Fitzgerald

Title: Vice President and General manager       Title: Chairman
       A Software Group

Date: 12/20/96                                  Date: 12/31/96



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                                    EXHIBIT A

                                    Adapters

Remedy Action Request System
Atria ClearCase
Intersolv PVCS
Janus Technologies Argis
IBM RACF
CA ACF2
CA TopSecret
SNMP
Microsoft SMS
Distributed Manager

 /s/ MICHAEL CARABETTA                   /s/ ALBION FITZGERALD
--------------------------------        ------------------------------------
Michael Carabetta                       Albion Fitzgerald

For Amdahl              12/20/96        For Novadigm                12/31/96

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                                  EXHIBIT B

                                     [*]


 /s/ MICHAEL CARABETTA                    /s/ ALBION FITZGERALD
-----------------------------------      ---------------------------------------
For Amdahl                 12/20/96      For Novadigm                   12/31/96



* CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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                            AMDAHL AMENDMENT 1 LISTS
                                      FOR
                             UNLIMITED USE LICENSE
                        AND TARGETED MARKETING LICENSES
                               DECEMBER 20, 1996

                                      [*]

For Amdahl Corporation                    For Novadigm Incorporated

Accepted and agreed to by:                Accepted and agreed to by:

 /s/ MICHAEL CARABETTA                     /s/ ALBION J. FITZGERALD
---------------------------------         ----------------------------------
Name: Michael Carabetta                   Name: Albion J. Fitzgerald

Title: Vice President and                 Title: Chairman
        General Manager
        A+Software Group

Date: 12/20/96                            Date: 12/31/96


           *CERTAIN CONFIDENTIAL INFORMATION ON THIS
            PAGE HAS BEEN OMITTED AND FILED SEPARATELY
            WITH THE SECURITIES AND EXCHANGE COMMISSION.